UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 22, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 0-26307

-----------------------------------

Jeantex Group, Inc.

(formerly Lexor Holdings, Inc.)

(Exact name of registrant as specified in its charter)

Florida                                                                                                     82-0190257

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

17011 Beach Blvd., Suite 1230, Huntington Beach, California 92647

(Address of principal executive offices)

(714) 843-5455

(Issuer's telephone number, including area code)

Item 1.01    Entry into a Material Definitive Agreement.

    On June 22, 2005, Lexor Holdings, Inc. ("Lexor" or the "Company") entered into a Stock Purchase Agreement ("Agreement") with Jeantex, Inc., a California corporation ("Jeantex") and Susan Shin, an individual who is the president and sole shareholder of Jeantex ("Shin").  Pursuant to the terms of the Agreement, Lexor has agreed to acquire 100% of the issued and outstanding equity interests of Jeantex in exchange for 56,350,000 shares of Lexor common stock.  The shares of Lexor common stock to be issued shall be restricted from resale until such time as they may be sold pursuant to Rule 144.  The Closing of this transaction was scheduled for June 30, 2005.

    Jeantex is in the business of designing, developing, manufacturing and marketing of consumer products for apparel markets worldwide.  Jeantex currently manufactures denim jeans for such companies as ABS, Blue Cult, Guess, Hurley, Limited Express and Lucky.  Jeantex also manufactures and markets new lines of uniquely designed premium jeans, T-Shirts, and accessories under the "Bone People" trademark, which are currently being marketed in Germany, Japan, Portugal, Scandinavia, Spain and the United States.

Item 2.01    Completion of Acquisition or Disposition of Assets.

    On June 29, 2005, the transaction contemplated in the Agreement was completed and a Closing Memorandum was executed by all parties.  The Company has submitted paperwork to the Secretary of State of Florida and had changed its corporate name to "Jeantex  Group, Inc." and has changed its stock trading symbol "JNTX".

Item 9.01    Financial Statements and Exhibits

Financial Statements

Audited Financial Statements of Jeantex, Inc.

Independent Auditor's Report

Board of Directors

Jeantex, Inc.

Los Angeles, California

We have audited the accompanying balance sheets of Jeantex, Inc. as of December 31, 2004 and 2003, and the related statements of operations, stockholder's equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jeantex, Inc., as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Jaspers + Hall, PC

Jaspers + Hall, PC

Denver, Colorado

August 11, 2005

JEANTEX, INC.

Balance Sheets

December 31, 2004 and 2003

	2004	2003

ASSETS

Current Assets:
Cash	$ 81,656	$ 7,719
Accounts receivable	236,915	241,963
Prepaid expenses	616	-
Total Current Assets	319,187	249,6862

Property and equipment - net	1,198	7,406

TOTAL ASSETS	$ 320,385	$ 257,088

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable - trade	$ 21,249	$ 18,585
Payroll taxes payable	5,476	7,710
Total Current Liabilities	26,725	26,295

TOTAL LIABILITIES	26,725	26,295

Stockholder's Equity:
Common stock, no par value: 100,000 share authorized;
100,000 shares issued and outstanding	162,982	162,982
Owner's draw	(527,546)	(459,901)
Retained earnings	658,224	527,712
Total Stockholders' Equity	293,660	230,793

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 320,385	$ 257,088

The accompanying notes are an integral part of these financial statements.

JEANTEX, INC.

Statements of Operations

For the Years Ended December 31, 2004 and 2003

	2004	2003

SALES	$ 2,415,028	$ 2,016,209

COST OF GOODS SOLD	1,546,190	1,358,279

GROSS PROFIT	868,838	657,930

GENERAL AND ADMINISTRATIVE	738,326	411,925

NET LOSS FROM OPERATIONS	130,512	246,005

OTHER INCOME/(EXPENSES):
Interest expense	-	-

NET INCOME	130,512	246,005

OWNER'S DRAW	-	-

NET INCOME	$ 130,512	$ 246,005

Per Share Information:
Weighted average number of common shares outstanding	100,000	100,000
Net loss per common share	$ 1.31	$ 2.46

The accompanying notes are an integral part of these financial statements.

JEANTEX, INC.

Statements of Cash Flows

For the Years Ended December 31, 2004 and 2003

	2004	2003

Cash Flows from Operating Activities:
Net Income	$ 130,512	$ 246,005
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,208	6,858
Changes in assets and liabilities:
(Increase) decrease in prepaid expenses	(616)	22,000
(Increase) decrease in accounts receivable	5,047	(44,773)
(Decrease) increase in accounts payable	2,664	18,585
(Decrease) increase in payroll taxes payable	(2,234)	7,710
Net Cash Used In Investing Activities	141,581	256,385

Cash Flows from Investing Activities
Purchase of property and equipment	-	-
Cash Flows Used in Investing Activities	-	-

Cash Flows from Financing Activities
Bank overdraft	-	(9,599)
Distributions	(67,644)	(239,067)
Cash Flows Provided by Financing Activities	(67,644)	(248,666)

Net (Decrease) Increase in Cash and Cash Equivalents	73,937	7,719

Cash and Cash Equivalents at Beginning of Period	7,719	-

Cash and Cash Equivalents at End of Period	$ 81,656	$ 7,719

Supplemental Information:
Interest Paid	$ -	$ -
Income Taxes Paid	$ 800	$ -

The accompanying notes are an integral part of these financial statements.

JEANTEX, INC.

Statements of Stockholders' Equity

For the Years Ended December 31, 2004 and 2003

	Common Stock		Distributions	Retained Earnings	Stockholders' Equity Totals
	Shares	Amount

Balance, December 31, 2002	100,000	$ 162,982	$ (220,834)	$ 281,707	$ 223,855

Distribution			(239,067)	-	(239,067)
Net income	-	-	-	246,005	246,005
Balance, December 31, 2003	100,000	162,982	(459,901)	527,712	230,793

Distribution			(67,645)	-	(67,645)
Net income	-	-	-	130,512	130,512
Balance, December 31, 2004	100,000	$ 162,982	$ (527,546)	$ 658,224	$ 293,660

The accompanying notes are an integral part of these financial statements.

 JEANTEX, INC.

Notes to Financial Statements

Years Ended December 31, 2004 and 2003

             NOTE 1- GENERAL

The Company

    Jeantex, Inc. ( "Jeantex") was incorporated on October 29, 1999 in the State of California.   Jeantex, Inc. is in the business of designing, developing, manufacturing and marketing of consumer products for apparel markets worldwide.  Jeantex currently manufactures denim jeans for such companies a ABS, Blue Cult, Guess, Hurley, Limited Express and Lucky.  Jeantex also manufactures and markets new lines of uniquely designed premium jeans, T-Shirts, and accessories under the "Bone People" trademark, which are currently being marketed in Germany, Japan, Portugal, Scandinavia, Spain and the United States.

             NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Cash and Cash Equivalents

    The Company maintains the majority of its cash accounts at a commercial bank. The total cash balance is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000 per commercial bank. At December 31, 2004 and 2003, the Company had zero amounts in excess of the FDIC insured limits. For purposes of the statement of cash flows, the Company considers all cash and highly liquid investments with initial maturities of three months or less to be cash equivalents.

Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates may be materially different from actual financial results. Significant estimates include the reliability of long-lived assets and the collectibility of accounts receivable.

              Concentration of credit risk of financial instruments

    Three (3) customers accounted for approximately 75% of net sales for the years ended December 31, 2004 and 2003, and 90% of the trade receivables for the same period. The Company's trade accounts primarily represent unsecured receivables.

               Property and Equipment

    Property and equipment, including renewals and betterments, are stated at cost. Assets held under capital leases are stated at the lower of the asset's fair value or the present value of the minimum lease's inception. The Company follows the practice of capitalizing property and equipment purchased over $1,250.  The cost of ordinary maintenance and repairs is charged to operations while renewals and replacements are capitalized.  Depreciation is computed on the straight-line method over the following estimated useful lives of the related assets, which range from three to ten years, and are as follows:

Office Equipment & Software

3 to 7years

Equipment

7 to 10 years

Vehicles

5 years

JEANTEX, INC.

Notes to Financial Statements

Years Ended December 31, 2004 and 2003

            NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Long - Lived Assets

    The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long lived assets impairment is determined by management. At December 31, 2004 and 2003, the Company's management believes there is no impairment of its long-lived assets. There can be no assurance however, that market conditions will not change or demand for the Company's services will continue, which could result in impairment of long-lived assets in the future.

Revenue Recognition

    Revenue from product and services are recognized at the time goods are shipped or services are provided to the customer, with an appropriate provision for returns and allowances.

Fair Value of Financial Instruments

    The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

                Other Comprehensive Income

    The Company has no material components of other comprehensive income (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

Federal Income Taxes

    The Company's stockholders have elected "S" corporation status for income tax purposes which provides, in lieu of corporate income tax that the stockholders separately account for the Company's items of income, deductions, losses and credits. Therefore, the accompanying financial statements do not include any provision for corporate income taxes other than a minimum tax (the greater of 1.05% taxable income or  $800) imposed by the State of California.

                                NOTE 3 - PROPERTY AND EQUIPMENT

                Property and equipment were comprised of the following at December 31, 2004 and 2003:

                Furniture and fixtures

                         $     573

                Equipment

           27,501

                Vehicles

             3,129

           31,203

                Less accumulated depreciation and amortization

         (30,005)

                          $ 1,198

JEANTEX, INC.

Notes to Financial Statements

Years Ended December 31, 2004 and 2003

                NOTE 4 - COMMITMENTS AND CONTINGENCIES

                Related Party -Operating Rental Leases

    In August 2005, the Company entered into a five-year lease agreement to its office and warehouse facilities in Los Angeles, California from the sole stockholder under an operating lease that requires minimum monthly payments of $8,000.  The lease requires the Company to pay property taxes and maintenance, and expires in August 2010.  For the years ended December 31, 2004 and 2003, building rent expense was $96,000 and 60,000 respectively.

                Future minimum lease payments under the non-cancelable related party operating lease are as follows:

Years Ending

December 31,

2005

$102,000

2006

  102,000

2007

  102,000

2008

  102,000

2009

    68,000

    Total

$476,000

                NOTE 5 - SUBSEQUENT EVENTS:

    On June 29, 2005, a Memorandum of Merger Agreement between Jeantex, Inc. and Lexor Holdings, Inc., a Florida corporation was consummated in which Jeantex, Inc. became a wholly owned subsidiary of Lexor Holdings, Inc.  This transaction was accounted for as a purchase.  Pursuant to the Merger Agreement, Lexor Holdings, Inc. changed its name to Jeantex Group, Inc, and issued 20,000,000 shares of its common stock in exchange for 100% of the outstanding shares of Jeantex, Inc.

                NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS

Recent Accounting Pronouncements Issued, Not Adopted

In February 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150").  The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003, and otherwise are effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities.  The Company has not issued any financial instruments with such characteristics.

In December 2003, the FASB issued FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities" (FIN No. 46R"), which addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity.  FIN No. 46R replaces FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", which was issued in January 2003.  Companies are required to apply FIN No. 46R to variable interests in variable interest entities ("VIEs") created after December 31, 2003.  For variable interest in VIEs created before January 1, 2004, the Interpretation is applied beginning January 1, 2005.

JEANTEX, INC.

Notes to Financial Statements

Years Ended December 31, 2004 and 2003

                NOTE 7 - NEW ACCOUNTING PRONOUNCEMENTS (Continued)

For any Vies that must be consolidated under FIN No. 46R that were created before January 1, 2004, the assets, liabilities and non-controlling interests of the VIE initially are measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.  If determining the carrying amounts is not practicable, fair value at the date FIN No. 46R first applies may be used to measure the assets, liabilities and non-controlling interest of the VIE.  The Company does not have any interest in any VIE.

In December 2004, the FASB issued SFAS No 123(R)(revised 2004), Share-Based Payment" which amends FASB Statement No. 123 and will be effective for public companies for interim or annual periods after June 15, 2005.  The new standard will require entities to expense employee stock options and other share-based payments.  The new standard may be adopted in one of three ways - the modified prospective transition method, a variation of the modified prospective transition method or the modified retrospective transition method.  The Company is evaluation how it will adopt the standard and evaluating the effect that the adoption of SFAS 123(R) will have on our financial position and results of operations.

In November 2004, the FASB issued SFAS No 151, Inventory Costs, an amendment of ARB No. 43, Chapter.  This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling cost, and wasted material (spoilage).  Paragraph 5 of ARB No. 43, Chapter 4, previously stated that ". under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges."  SFAS No. 151 requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal."  In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the prospectively and are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with earlier application permitted for inventory costs incurred during fiscal years beginning after the date this Statement was issued.  The adoption of SFGAS No. 151 is not expected to have a material impact on the Company's financial position and results of operations.

In December 2004, the FASB issued SFAS No.153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29.  The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of assets exchanged.  The guidance in that Opinion, however, included certain exceptions to that principle.  This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets that do not have commercial substance.  A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS No. 153 is effective for non-monetary exchanges occurring in fiscal periods beginning after June 15, 2005.  The adoption of SFAS No. 153 is not expected to have a material impact on the Company's financial position and results of operations.

PRO FORMA FINANCIAL INFORMATION (Consolidated Statements of Jeantex Group, Inc. as filed with Form 10-QSB for the Quarter Ended June 30, 2005)

 JEANTEX GROUP, INC.

(formerly LEXOR HOLDINGS, INC.)

CONSOLIDATED BALANCE SHEET

June 30, 2005

(Unaudited)

	June 30, 2005	December 31, 2004
ASSETS

Current Assets:
Cash	$ 127,334	$ 36,866
Accounts receivable - net	395,265	252,194
Total Current Assets	522,599	289,060

Property and equipment - net	136	69,843

Deposits	-	8,000

TOTAL ASSETS	$ 522,735	$ 366,903

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable - trade	$ 23,298	$ 275,736
Payroll taxes liabilities	8,644	269,891
Accrued expenses	21,145	516,248
Notes payable - related parties	-	200,000
Notes payable - current portion	250,000	27,862
Total current liabilities	303,087	1,289,737

Long-term Liabilities:
Notes payable - related parties	-	425,000
Notes payable	-	34,346
Total long-term liabilities	-	462,346

TOTAL LIABILITIES	303,087	1,752,083

Stockholders' Deficit
Class A Common Stock, non-assessable, $.001 par value,
4,999,500,000 shares authorized, 5,403,050 issued and outstanding	5,403	16,270
Class B Common Stock, assessable, $.001 par value,
10,000 shares authorized, 9,958 issued and outstanding	10	10
Common shares to be issued	64,597	-
Additional paid-in capital	14,076,299	1,899,020
Subscription receivable	(50,000)	-
Retained deficit	(13,876,661)	(3,300,480)
Total Stockholders' Deficit	219,648	(1,385,180)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 522,735	$ 366,903

The accompanying notes are an integral part of these unaudited consolidated financial statements.

 JEANTEX GROUP, INC.

(formerly LEXOR HOLDINGS, INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE-MONTH AND SIX-MONTH PERIODS ENDED JUNE 30, 2005 and 2004

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004

SALES	$ 1,057,800	$ -	$ 2,238,118	$ -

COST OF GOODS SOLD	829,804	-	1,676,913	-

GROSS PROFIT	227,996	-	561,205	-

EXPENSES:
General and administrative	393,461	-	726,670	-
Sales and marketing	-	-	-	-
Reorganization expenses	6,861,413	-	6,861,413	-
Total Operating Expenses	7,254,874	-	7,588,083	-

Net Loss from Operations	(7,026,878)	-	(7,026,878)	-

OTHER INCOME/(EXPENSES):
Interest expense	-	(6,760)	-	(13,771)
Write-off of goodwill	(3,306,339)	-	(3,306,339)	-

Net loss before discontinued operations	(10,333,217)	(6,760)	(10,333,217)	(13,771)

Net loss of discontinued operations	-	(1,494,759)	(242,964)	(1,449,845)

NET LOSS	$ (10,333,217)	$ (1,501,519)	$ (10,576,181)	$ (1,463,616)

Per Shares Information:

Weighted average number of common shares outstanding	7,313,141	15,679,898	6,358,095	15,344,953

Net loss per common share	$ (1.413)	$ (0.096)	$ (1.663)	$ (0.095)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

 JEANTEX GROUP, INC.

(formerly LEXOR HOLDINGS, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX-MONTH PERIODS ENDED JUNE 30, 2005 AND 2004

(Unaudited)

	For the Six Months Ended June 30,
	2005	2004

Cash Flows from Operating Activities:
Net Income	$ (10,576,181)	$ (1,463,616)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	6,802	12,675
Common shares issued for services	7,022,910	1,765,300
Write-off of goodwill	3,306,339	-
Changes in assets and liabilities:
(Increase) decrease in prepaid expenses	-	(10,666)
(Increase) in accounts receivable	(143,071)	(321,246)
(Increase) in inventory	252,194	(7,959)
(Increase) in deposits	8,000	(84,896)
(Decrease) increase in accounts payable	(252,438)	236,231
(Decrease) increase in payroll taxes payable	(261,247)	29,985
(Decrease) in accrued expenses	(495,103)	-
(Increase) in customer deposits	-	22,485
Total adjustments	9,444,386	1,641,909
Net cash Used In Operating Activities	(1,131,795)	178,293

Cash Flows from Investing Activities
Stock issued for acquisition	1,257,471	-
Purchase of property and equipment	-	(59,013)
Cash Flows Used In Investing Activities	1,257,471	(59,013)

Cash Flows from Financing Activities
Stock issued for cash	405,000	-
Proceeds from long-term debt	(440,208)	20,117
Repayment of notes payable	-	(41,403)
Cash Flows Provided by Financing Activities	(35,208)	(21,286)

Net (Decrease) Increase in Cash and Cash Equivalents	90,468	97,994

Cash and Cash Equivalents at Beginning of Period	36,866	43,313

Cash and Cash Equivalents at End of Period	$ 127,334	$ 141,307

Supplemental Information:
Interest Paid	$ 733	$ 671
Income Taxes Paid	$ -	$ -

The accompanying notes are an integral part of these unaudited consolidated financial statements.

JEANTEX GROUP, INC. (LEXOR HOLDINGS, INC.)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS

Lexor Holdings, Inc. (formerly Western Silver-Lead Corporation) (the "Company") is a Florida corporation originally incorporated as an Idaho corporation on August 23, 1947. The Company was organized to explore for, acquire and develop mineral properties in the State of Idaho and the Western United States. During the past several years the Company's activities have been confined to annual assessment and maintenance work on its Idaho mineral properties and other general and administrative functions. As of September 30, 2000, no proven or probably reserves had been established at any of the company's mineral properties. On November 1, 2001, the Company entered into an Asset Purchase Agreement to transfer all of its interest in its properties to WSL, LLC, an entity controlled by its former president and director, Harry F. Magnuson, who is the father of H. James Magnuson, president and director of the Company at that time. This agreement was ratified by the Company's shareholders at a special meeting on August 16, 2002.

On September 29, 2003 the Company entered into an Agreement of Merger with Lexor, Inc, ("Lexor") a Maryland corporation. Pursuant to the Merger Agreement, the Company issued 10,867,000 shares of its Class A common stock to Lexor's shareholders in exchange for all the issued and outstanding shares of the Lexor's common stock and issued 2,250,000 shares of its common stock to consultants facilitating the merger transaction.

The merger of the Company with Lexor will be accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of Lexor obtained control of the consolidated entity. Accordingly, the merger of the two companies will be recorded as a recapitalization of Lexor, with the Lexor being treated as the continuing entity. The historical financial statements to be presented will be those of Lexor. The continuing company has changed its fiscal year end to December 31.

The Name of the Company was changed to Lexor Holdings, Inc on September 30, 2003.

On June 29, 2005 the Company entered into an agreement with Jeantex, Inc. in which .Lexor Holdings, Inc.  acquired Jeantex , Inc., California corporation and SusanShin, an individual,  in a  share  purchase transaction in which Lexor Holdings, Inc. has agreed to acquire 100% of the issued and outstanding equity interest of Jeantex, Inc. in exchange for  56,350,000 shares of Lexor common stock The shares of Lexor common stock to be issued shall be restricted pursuant to Rule 144.

The Company has submitted to the Secretary of State of Florida to change its Corporate name to Jeantex Group, Inc. and it has obtained new ‘JNTX' symbol.

The Company qualifies under Regulation SB as a "small business issuer", (i.e. less than $25,000,000 in revenues; a U.S. company other than an investment company) and has met the small business issuer requirements at the end of the past two consecutive fiscal years.

Description of Properties

Company's headquarters is located at 17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & REALIZATION OF ASSETS

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents. The Company maintains its cash in bank deposit accounts that may exceed federally insured limits. The company has not experienced any losses in such accounts.

Property & Equipment

Capital assets are stated at cost. Equipment consisting of computers is carried at cost. Depreciation of equipment is provided using the straight-line method over the estimated useful lives (5-7 years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Revenue Recognition

Revenue Recognition Revenue is recognized when earned. The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Income taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. Allowance for doubtful accounts is $100,000 at June 30, 2005.

3.     NOTES PAYABLE - RELATED PARTY

The Notes Payable to a former officer consist of the following:

Note 1	Due September 30, 2005	$250,000

$250,000

The notes are unsecured and bear an annual interest rate of 8% on the unpaid principal balance. Interest expense for these notes for the six-month period ended June 30, 2005 and 2004 is $10,000 and $12,430, respectively. Total accrued interest is $ 10,000 as on June 30, 2005.

4.    STOCKHOLDERS' EQUITY

The authorized common stock has been divided into two classes known as "Class A" and "Class B".

On September 26, 2003, the Board of Directors declared a ten to one reverse stock split of the Company's Class A Common Stock and a five hundred to one reverse stock split of the Company's Class B Common Stock. All references to number of shares, except shares authorized, and to per share information in the consolidated financial statements have been adjusted to reflect the reverse stock split on a retroactive basis.

Class A Common Stock

At June 30, 2005, the Company has authorized for issue, 4,999,500,000 shares of Class A Common Stock with a par value of $0.001. Class A Common Stock issued and outstanding of 5,403,050  shares at June 30, 2005, is fully paid and non-assessable.

Class B Common Stock

At June 30, 2005, the Company has authorized for issue, 10,000 shares of Class B Common Stock with a par value of $0.001. Class B Common Stock issued and outstanding of 9,958 shares at March 31, 2004, is assessable, provided however, that any assessments levied upon Class B shares are considered as contributions to capital and must be repaid from net profits before dividends are declared or paid to any Class A or B shareholders. Class B capital assessments can be levied at any time by the Board of Directors at their discretion. Shareholders who fail to pay assessments levied on their Class B shares lose ownership of the shares and the shares are returned to the treasury.

Stock issuance

No shares were issued during the last six months.

5.    EMPLOYEE BENEFIT PLAN

The 2003 Employee Benefit Plan ("the Plan") adopted by the Board of Directors on September 26, 2003, provides for the granting of either a stock award or non-qualified stock options to purchase shares of the Company's Class A Common Stock to employees, officers, directors and consultants of the Company. At June 30, 2005, 1,270,000 shares had been issued out of 1,500,000 shares of Class A Common Stock reserved for issuance under the Plan.

6.    MAJOR CUSTOMERS AND SUPPLIERS

For the six-month period ended June 30, 2005, three customers provided more than 90% of the Company's net sales. The accounts receivable balance due from these customers at June 30, 2005 is $395,265.               .

7.    COMMITMENTS

Lease:

August 1, 2004, the Company entered into a five-year lease for warehouse/manufacturing space in Los Angeles , California. Total rental expense under this lease was $48,000  for the six-month period ended June 30, 2005 .  Lease commitments on these leases are as follows:

2005	48,000
2006	96,000
2007	96,000
2008	96,000
2009	96,000

8.    BASIC AND DILUTED NET LOSS PER SHARE

Basic and diluted net loss per share for the three-month and six-month period ended June 30, 2005 and 2004 were determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

9.    GOING CONCERN

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has accumulated deficit of $13,876,661 at June 30, 2005. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken various steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the period ended June 30, 2005, towards management of liabilities and improving the operations Management believes that the above actions will allow the Company to continue its operations through the next fiscal year.

Exhibits

    Exhibit 10.3 -  Share Exchange Agreement between the Company and Jeantex, Inc,. dated June 22, 2005 (filed with Form 8-K, dated July 5, 2005).

    Exhibit 10.4 - Closing Memorandum for the Stock Purchase of Jeantex, Inc. by Lexor Holdings, Inc., dated June 29, 2005 (filed with Form 8-K, dated July 5, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2005

JEANTEX GROUP, INC.

/s/ Henry Fahman

     Henry Fahman,

     Interim CEO